Exhibit 10.25

                               GUARANTY AGREEMENT

     This Guaranty Agreement (this "Guaranty"), made by INTERNATIONAL THOROUGHBRED BREEDERS, INC., a Delaware corporation ("Guarantor"), whose address for purposes hereof is 1105 North Market Street, Wilmington, Delaware 19899, in favor of PALM BEACH EMPRESS, INC., a Delaware corporation ("PBE"), and PALM BEACH MARITIME CORPORATION, a Delaware corporation ("PBM"), both whose address for purposes hereof is One East 11th Street, Suite 500, Riviera Beach, Florida 33404.

                                    RECITALS

     A. Cruise Holdings I, LLC, the owner of the cruise ship Palm Beach Empress and wholly-owned subsidiary of PBE ("Cruise I"), has entered into a Bareboat Charter for the Palm Beach Princess (the "PBP Charter") with ITG Vegas, Inc. ("ITGV"), an indirect wholly-owned subsidiary of International Thoroughbred Breeders, Inc. ("ITB"). Cruise Holdings II, LLC, the owner of the cruise ship Big Easy and wholly-owned subsidiary of PBM (Cruise II"), has entered into a Bareboat Charter for Big Easy (the "Big Easy Charter," and together with the PBP Charter, the "Charters") with ITG Palm Beach, LLC ("ITGPB"), an indirect wholly-owned subsidiary of ITB.

     B. In consideration of and as a condition and inducement to PBE and PBM to enter into the Charters, PBE and PBM have required that Guarantor execute and deliver this Guaranty.

     NOW, THEREFORE, incorporating the above Recitals by reference, and in consideration of, and as an inducement for, the execution and delivery of the Charters by PBE and PBM, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Guarantor hereby agrees as follows:

     1. Obligations Guaranteed.

         1.1 Obligations. Guarantor hereby absolutely and unconditionally guarantees, without deduction by reason of setoff, defenses or counterclaim, to PBE and PBM, respectively, and their respective legal representatives, successors and assigns, and independently assumes liability to PBE and PBM, respectively, and their representatives, successors and, without any requirement whatsoever of resort by PBE or PBM to any other party for the payment of all Charter payments, other charges or fees and any and all other payments, costs or expenses (including but not limited to indemnifications, interest charges and attorneys' fees), however designated, required to be paid by ITGV or ITGPB under their respective Charters so long as any such amounts referred to in this clause remain outstanding under the Charters (collectively, the payment and performance obligations set forth above are hereafter called the "Obligations").

         1.2 Default. Upon any default or breach by ITGV or ITGPB of any of their respective duties or obligations under the Charters, PBE or PBM, as the case may be, may, but need not, at its sole option, proceed directly against Guarantor, without proceeding against the defaulting ITGV or ITGPB, as the case may be, or any other person or entity (as used herein, the phrase "any other person or entity" includes without limitation any other guarantor of the Obligations) and without foreclosing upon, selling or otherwise disposing of or collecting or applying any collateral or other property, real or personal, which ITGV or ITGPB may have theretofore delivered to PBE or PBM, as the case may be, as security for the payment and


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performance of the Obligations. Guarantor hereby waives the right to require PBE or PBM to proceed against ITGV or ITGPB or any other person or entity, or to pursue any other remedy, and Guarantor further waives the right to have any other property of ITGV or ITGPB or any other person or entity first applied to the discharge of any of the Obligations.

     2. Nature of Guarantor's Liability; No Exoneration or Subrogation Until All Obligations Fully Satisfied.

         2.1 Guaranty Unconditional. The guaranty by Guarantor provided for in this Guaranty is an absolute and unconditional guaranty of payment and performance, and is not a guaranty of collection, regardless of (i) the absence of any action to enforce the same by the Charterers, or (ii) PBE or PBM obtaining any judgment against ITGV or ITGPB, as the case may be, or taking any action to enforce same. The liability of Guarantor under this Guaranty is independent of the obligations which are hereby guaranteed and of the liabilities of any other guarantors of the Obligations.

         2.2 Waiver of Formalities. Guarantor hereby fully waives all requirements, if any, of notice, demand for payment, diligence, filing of claims with a court in the event of the bankruptcy of ITGV or ITGPB, and all other notices of every kind or nature (including those of any action or inaction on the part of the Charterers or anyone else) in respect of the Obligations.

         2.3  Guarantor's  Consent.   Guarantor  hereby  consents  to,  and  the
liability of Guarantor under this Guaranty shall in no way be affected by, the following:

             (a) any and all future changes, modifications, amendments, alterations, renewals, extensions or assignments to or of the Charters, including without limitation, any increases, reductions or cancellations which may hereafter be made to, of or under the Loan Documents or of any of the Obligations (collectively, the "Modifications");

             (b) any and all alterations, impairments, suspensions, terminations and expirations (including, without limitation, all such as might result from the Modifications or from any action or inaction of the type described in paragraph (c) below) of the remedies or rights of PBE or PBM against ITGV or ITGPB, respectively, or any other person in respect of any of the Obligations; and

             (c) any and all action or inaction on the part of PBE or PBM (including, without limitation, election of remedies, amendment, substitution, surrender, release, forfeiture, enforcement, foreclosure and sale, under power of sale or otherwise), in its sole and unfettered discretion, in respect of any security (or any part thereof) now held or hereafter acquired by PBE or PBM securing the performance of the Obligations.

     The foregoing consent by Guarantor is knowingly given even though any rights or defenses which Guarantor may otherwise have, by subrogation, reimbursement, indemnification or otherwise, against ITGV or ITGPB or others may be diminished, destroyed or otherwise adversely affected by any such alteration, action or inaction, all to the end that Guarantor shall not be exonerated, released or discharged from its absolute, unconditional and independent liability hereunder by any such alteration, Modification, impairment, suspension, termination, expiration, action or inaction.

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         2.4 Further  Waivers.  Guarantor  waives any right pursuant to any law, rule, arrangement or relationship now or hereafter existing, to require or compel PBE or PBM to (a) proceed against ITGV or ITGPB, as the case may be, or any other guarantor; (b) proceed against or exhaust any security for the Obligations; (c) pursue any other remedy in PBE's or PBM's power whatsoever; and failure of PBE or PBM to do any of the foregoing shall not exonerate, release or discharge Guarantor from its absolute, unconditional and independent liability to PBE or PBM hereunder, or (d) in the event that any property of Guarantor is or may be hypothecated with property of ITGV or ITGPB as security for any of the Obligations, to have such property of ITGV or ITGPB first applied to the discharge of such Obligations.

         2.5 Separate Action. PBE or PBM may bring and prosecute a separate action against Guarantor to enforce Guarantor's liability hereunder, whether or not any action is brought against ITGV or ITGPB or any other person or entity and whether or not ITGV or ITGPB or any other person or entity is joined in such action or actions. Nothing shall prohibit PBE or PBM from exercising their rights against Guarantor, ITGV or ITGPB, the security, if any, for the Obligations, and any other person or entity simultaneously, jointly and/or severally. Guarantor shall be bound by each and every ruling, order and judgment obtained by PBE or PBM against ITGV or ITGPB in respect of the Obligations, whether or not Guarantor is a party to the action or proceeding in which such ruling, order or judgment is issued or rendered.

         2.6 No Exoneration. Guarantor shall not be discharged, released or exonerated, in any way, from its absolute, unconditional and independent liability hereunder, even though any rights or defenses which Guarantor may have against ITGV or ITGPB, PBE or PBM or others may be destroyed, diminished or otherwise affected by any of the following:

             (a) Any declaration by PBE or PBM of a default in respect of any of the Obligations.

             (b) The exercise by PBE or PBM of any rights or remedies against ITGV or ITGPB or any other person or entity.

             (c) The failure of PBE or PBM to exercise any rights or remedies against ITGV or ITGPB or any other person or entity.

             (d) The sale or enforcement of, or realization upon (through judicial foreclosure, seizure, power of sale or any other means) any security for any of the Obligations, even though (i) recourse may not thereafter be had against ITGV or ITGPB for any deficiency or (ii) PBE or PBM fails to pursue any such recourse which might otherwise be available, whether by way of deficiency judgment following judicial foreclosure or otherwise.

         2.7 No Subrogation. Until all the Obligations have been performed in full, Guarantor shall have no right to subrogation, and Guarantor waives (a) any right pursuant to any law, rule, arrangement or relationship now or hereafter existing, or otherwise, to enforce any remedy which PBE or PBM now has or may hereafter have against ITGV or ITGPB and (b) any benefit of, and any right to participate in, any security now or hereafter held by PBE or PBM.

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         2.8 No  Discharge.  Guarantor  shall  not be  discharged,  released  or exonerated, in any way, from its absolute, unconditional and independent liability hereunder by the voluntary or involuntary participation by ITGV or ITGPB in any settlement or composition for the benefit of ITGV's or ITGPB's creditors, either in liquidation, readjustment, receivership, bankruptcy or otherwise.

         2.9 Bankruptcy. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to ITGV or ITGPB. As an example and not by way of limitation, a subsequent modification of the Charters in any reorganization case concerning ITGV or ITGPB shall not affect the obligation of Guarantor to discharge the Obligations in accordance with the original terms of the offered Charter.

         2.10 No Marshalling; Reinstatement. Guarantor consents and agrees that neither PBE or PBM nor any person or entity acting for or on behalf of PBE or PBM shall be under any obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Obligations. Guarantor further agrees that, to the extent that ITGV or ITGPB or any other guarantor of all or any part of the Obligations makes a payment or payments to PBE or PBM, or PBE or PBM receives any proceeds of any security granted in respect of the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any person or entity, Guarantor, such other guarantor or any other person or entity, or their respective estates, trustees, receivers or any other party, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations that had been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

     3. Subordination of Guarantor's Claims. Any indebtedness of ITGV or ITGPB now or hereafter held by Guarantor is hereby subordinated to the Obligations; and such indebtedness of ITGV or ITGPB to Guarantor, if any material default occurs under any of the Obligations and PBE or PBM so requests from and after the material default, shall be collected, enforced and received by Guarantor as trustee for PBE or PBM and be paid over to PBE or PBM on account of the Obligations but without reducing or affecting in any manner the absolute, unconditional and independent liability of Guarantor under this Guaranty.

     4. Costs of Enforcement. Guarantor shall reimburse PBE or PBM for all costs and expenses, including, without limitation, all attorneys' fees whether or not legal action be instituted, incurred or paid by PBE or PBM in enforcing this Guaranty.

     5. Benefit. This Guaranty may be assigned or transferred in whole or in part by PBE or PBM. All references to PBE or PBM herein shall be deemed to include any such successors or assignees or any subsequent holders of the Note or any of them. This Guaranty is also made for the benefit of any person claiming by, through or under PBE or PBM, including without limitation PDS Gaming Corporation.

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     6. Notices. All notices or other communications required or permitted to be given pursuant to this Assignment shall be in writing and shall be considered as properly given if sent by overnight courier delivery, or by delivering the same in person to the intended addressee. Notice given by overnight courier shall be effective one business day after its deposit with the courier service. Notice given in any other manner shall be effective only if and when received by the addressee. Any notices delivered hereunder shall be addressed to the addresses set forth above.

     7. Successors. All of the terms and provisions of this Guaranty shall be binding upon, and inure to the benefit of, and be enforceable by, the respective heirs, representatives, successors and assigns of the parties hereto. Nothing contained in this Guaranty shall be deemed to in any way alter or modify the terms and conditions of the Charters.

     8. Entire Agreement. This Guaranty embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings related to the subject matter hereof.

     9. Headings. The headings in this Guaranty are for the purpose of reference only and shall not limit or otherwise affect the terms or provisions hereof.

     10. Changes, Waivers, Etc. Neither this Guaranty nor any term or provision hereof may be changed, waived, discharged or terminated except by an instrument in writing executed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     11. Disclosure. Guarantor assumes full responsibility for being and remaining informed of the financial condition of ITGV or ITGPB and all other circumstances bearing upon the risk of nonpayment or nonperformance of any of the Obligations, and PBE or PBM shall have no duty to advise Guarantor of information known to either of them regarding such condition or any such circumstances.

     12. Governing Law. The substantive and procedural laws of the State of Nevada without reference to its conflict of laws provisions shall govern the validity, construction, interpretation, performance and enforcement of this Guaranty and the parties agree to jurisdiction in Nevada regardless of the location of the Vessels. The parties also hereby agree that any action and/or proceeding in connection with this Guaranty shall only be brought in the venue of Clark County, Nevada.

                         [SIGNATURES ON FOLLOWING PAGE]



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     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.

                                INTERNATIONAL THOROUGHBRED
                                BREEDERS, INC.


                                By:
                                   --------------------------
                                   Name:
                                   Title:




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